                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 1, 2000
                                                        ----------------

                                  PSINet Inc.
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            (Exact name of registrant as specified in its charter)

          New York                 0-25812                    16-1353600
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(State or other jurisdiction      (Commission                 (IRS Employer
  of incorporation)               File Number)              Identification No.)

510 Huntmar Park Drive, Herndon, Virginia                        20170
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(Address of principal executive offices)                       (Zip Code)


Registrant's telephone number, including area code (703) 904-4100
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events
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     On February 1, 2000, PSINet Inc. completed our previously announced offering of $700.0 million aggregate principal amount of our 7% Series D cumulative convertible preferred stock. On February 7, 2000, we completed the offering of an additional $125.0 million aggregate principal amount of our 7% Series D cumulative convertible preferred stock pursuant to the initial purchasers' over-allotment option. The Series D preferred stock was issued and sold in accordance with Securities and Exchange Commission Rule 144A and has not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration under the Securities Act or an applicable exemption from the registration requirements thereof. The Series D preferred stock was sold to certain "qualified institutional buyers" (as defined in Rule 144A under the Securities
Act).

     After deducting amounts paid by the initial purchasers into a deposit account, estimated discounts and commissions of the initial purchasers and expenses payable by us, proceeds of the offering were approximately $738.8 million. We will use net proceeds of the offering for general corporate purposes, including acquisitions and strategic investments. Pending their use, we will invest the net proceeds of this offering in short-term, investment grade and U.S. government securities. We expect to use a portion of the net proceeds from this offering for possible future investments, acquisitions or strategic alliances in businesses or assets that are related or complementary to our existing business.

     There is no established trading market for the Series D preferred stock; however, the Series D preferred stock is eligible for trading in the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") market of the National Association of Securities Dealers, Inc.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits
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                Exhibit 4.1    Deposit Agreement, dated as of February 1, 2000,
                               between PSINet Inc. and Wilmington Trust Company, as deposit agent

                Exhibit 4.2 First Amendment to Deposit Agreement dated as of February 7, 2000 between PSINet Inc. and Wilmington Trust Company, as deposit agent

                Exhibit 4.3    Form of 7% Series D preferred stock certificate

                Exhibit 4.4    Form of registered 10 1/2% Senior Notes due 2006

                Exhibit 10.1 Registration Rights Agreement, dated as of February 1, 2000, among PSINet Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Inc., Bear, Stearns & Co. Inc.,

                               BancBoston Robertson Stephens and Chase
                               Securities Inc.

                Exhibit 10.2 Amendment No. 1 to Registration Rights Agreement dated February 7, 2000 among PSINet Inc. and Donaldson, Lufkin & Jenrette Securities Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Inc., Bear, Stearns & Co. Inc., BancBoston Robertson Stephens and Chase Securities Inc.
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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: February   , 2000                 PSINET INC.


                                         By:
                                            ------------------------
                                            Edward D. Postal
                                            Executive Vice President and
                                              Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------

    Exhibit
     Number                                Exhibit Name                                 Location
----------------  ---------------------------------------------------------------  -------------------
       4.1        Deposit Agreement, dated as of February 1, 2000, between           Filed herewith
                  PSINet Inc. and Wilmington Trust Company, as deposit agent

       4.2        First Amendment to Deposit Agreement dated February 7, 2000 to     Filed herewith
                  Deposit Agreement dated February 1, 2000 between PSINet Inc.
                  and Wilmington Trust Company, as deposit agent

       4.3        Form of 7% Series D Preferred Stock certificate                    Filed herewith

       4.4        Form of registered 10 1/2% Senior Notes due 2006                   Filed herewith

      10.1        Registration Rights Agreement, dated as of February 1, 2000,       Filed herewith
                  among PSINet Inc. and Donaldson, Lufkin & Jenrette Securities
                  Corporation, Merrill Lynch & Co., Merrill Lynch, Pierce,
                  Fenner & Smith Incorporated, Morgan Stanley & Co. Inc., Bear,
                  Stearns & Co. Inc., BancBoston Robertson Stephens and Chase
                  Securities Inc.

      10.2        Amendment No.1 to Registration Rights Agreement dated February     Filed herewith
                  7, 2000 among PSINet Inc. and Donaldson, Lufkin & Jenrette
                  Securities Corporation, Merrill Lynch & Co., Merrill Lynch,
                  Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co.
                  Inc., Bear, Stearns & Co. Inc., BancBoston Robertson Stephens
                  and Chase Securities Inc.